UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 20, 2018, the Board of Directors (the “Board”) of Accuray Incorporated (the “Company”) approved the adoption of the Company Bonus Plan (the “Bonus Plan”), including the payout formula for the fiscal year 2019 performance period under the Bonus Plan (the “2019 Bonus Formula”). Pursuant to the Bonus Plan, the Company’s eligible employees, including the Company’s named executive officers, may be eligible to receive a cash bonus based on a pre-determined payout formula or matrix established by the Board or its delegated committee, as applicable (the “Administrator”), for such performance period, which payout formula or matrix may take into account, among other things, the achievement of company performance goals and individual performance goals. The Administrator also determines each eligible employee’s target award under the Bonus Plan for a given performance period. The Administrator, in its sole discretion, may eliminate, reduce or increase the bonus payment available to any eligible employee that otherwise would be payable under the Bonus Plan.

Pursuant to the 2019 Bonus Formula, 100% of each of the Company’s named executive officer’s target award will be based on the Company’s ability to meet or exceed certain corporate performance goals during fiscal year 2019. The corporate performance goals for fiscal 2019 consist of the following metrics: gross system dollars to backlog, revenue, and adjusted EBITDA, each calculated in accordance with the calculations described in the 2019 Bonus Formula. If the threshold level of performance determined by the Administrator for a given metric is not met, then the portion of each named executive officer’s target award tied to such metric will not be earned. If Company performance exceeds the threshold level of performance determined by the Administrator, above target awards may be earned by our named executive officers. The maximum award that each of our named executive officers may earn under the 2019 Bonus Formula cannot exceed 126% of such named executive officer’s target award unless the Administrator exercises discretion in accordance with the terms of the Bonus Plan.

The foregoing description of the Bonus Plan is a summary only and is qualified in its entirety by the full text of the Bonus Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: September 26, 2018	By:	/s/ Jesse Chew
Jesse Chew
Vice President, Interim General Counsel and Corporate Secretary

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